SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to Section 240.14a-11(c)
           or Section 240.14a-12

                          Intermediate Muni Fund, Inc.
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|_|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      --------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

      (3)   Filing Party:

      --------------------------------------------------------------------------

      (4)   Date Filed:

      --------------------------------------------------------------------------

                          INTERMEDIATE MUNI FUND, INC.

                                125 Broad Street

                            New York, New York 10004

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 24, 2002

                                ----------------

To the Stockholders of Intermediate Muni Fund, Inc.:

      The Annual Meeting of Stockholders of Intermediate Muni Fund, Inc. (the "Fund") will be held at the Fund's offices at 125 Broad Street, New York, New York, 11th Floor, on April 24, 2002 at 9:30 A.M. (New York Time) for the following purposes:

      1. To elect three Class III directors, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

      2. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on March 6, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                         By Order of the Board of Directors

                                         Christina T. Sydor

                                         Secretary

New York, New York
March 19, 2002

--------------------------------------------------------------------------------
      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                          INTERMEDIATE MUNI FUND, INC.
                                125 Broad Street
                            New York, New York 10004

                                ----------------

                                 PROXY STATEMENT

                                ----------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2002

                                ----------------

                                  INTRODUCTION

      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Intermediate Muni Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund, to be held at the Fund's principal executive offices at 125 Broad Street, 11th Floor, New York, New York 10004, on April 24, 2002 at 9:30 a.m. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

      The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Salomon Smith Barney Inc. ("Salomon Smith Barney"), which makes a market in the Fund's shares; Smith Barney Fund Management, LLC ("SBFM" or the "Manager"), the Fund's investment manager; and/or PFPC Global Fund Services ("PFPC"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Salomon Smith Barney is located at 388 Greenwich Street, New York, New York 10013; SBFM is located at 333 West 34th Street, New York, New York 10001; PFPC is located at 101 Federal Street, Boston, Massachusetts 02110.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended December 31, 2001, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about March 20, 2002. The Fund will provide, without charge, additional copies of the annual report to any stockholder upon request by calling the Fund at 1-800-331-1710.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of the proposal is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated above, or by voting in person at the Meeting.

      The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

      The Board of Directors of the Fund has fixed the close of business on March 6, 2002 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 14,004,749,706 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 13,683,024,000 shares, or 97.7% were held in accounts, but not beneficially owned by, CEDE & CO., as nominee for The Depository Trust Company, Box 20, Bowling Green Station, New York, NY 10004-9998. At the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) to the knowledge of the Board or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

      In the event that a quorum is not present, or if sufficient votes in favor of the proposal set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposal.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      The Board of Directors of the Fund is currently classified into three classes. The directors serving in Class III have terms expiring at the Meeting; the Class III Directors currently serving on the Board have been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the 2005 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as nominees.

      The Board knows of no reason why any of the Class III nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

      Certain information concerning the nominees is set forth below. All of the nominees for Class III currently serve as Directors of the Fund. Any director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk (*). Information as to beneficial ownership is based upon information furnished to the Fund by Directors.

                   Persons Nominated for Election as Directors

                                                                                   Number of
                                                                                  Investment
                                                                                   Companies
                                                                                  Advised by
                                           Term of                                 SBFM and
                            Position     Office and           Principal           Overseen By         Other
                              Held        Length of         Occupation(s)           Nominee       Directorships
                              with          Time             During Past          (including         Held by
Name, Address and Age         Fund        Served**           Five Years            the Fund)        Director
---------------------       --------     ----------         -------------         -----------     -------------
Lee Abraham                 Director     Since 1999     Retired; Former Chair-         9          Signet Group
13732 LeHavre Dr.                                       rman and CEO of
Frenchman's Creek                                       Associated Merchan-
Palm Beach Gardens, FL                                  dising Corp., a major
33410                                                   retail merchandising
Age: 74                                                 organization. Former
                                                        Director of Galey &
                                                        Lord, Liz Claiborne,
                                                        R.G. Barry Corporation
                                                        and eNote.Com Inc.

Jane F. Dasher              Director     Since 1999     Controller of PBK              9               N/A
Korsant Partners                                        Holdings Inc., a
283 Greenwich Avenue                                    family investment
3rd Fl                                                  company
Greenwich, CT 06830
Age: 52

Donald R. Foley             Director     Since 1999     Retired                        9               N/A
3668 Freshwater Drive
Jupiter, FL 33477
Age:79

** Directors are elected for a term of three years or until their successors have been duly elected and qualified.

The remainder of the Board currently constitutes the Class I and Class II directors, none of whom will stand for election at the Meeting, as their terms are not due to expire until the year 2003 and 2004, respectively.

                         Directors Continuing in Office

CLASS I DIRECTORS

                                                                                           Number of
                                                                                          Investment
                                                                                           Companies
                                                                                          Advised by
                                           Term of                                         SBFM and
                            Position     Office and           Principal                   Overseen By         Other
                              Held        Length of         Occupation(s)                   Nominee       Directorships
                              with          Time             During Past                  (including         Held by
Name, Address and Age         Fund        Served**           Five Years                    the Fund)        Director
---------------------       --------     ----------         -------------                 -----------     -------------
Heath B. McLendon*          Director/      Since        Managing Director of                  74              N/A
Salomon Smith Barney        Chairman       1995         Salomon Smith Barney
125 Broad Street, 9th Fl                                ("SSB"); President and
New York, NY 10004                                      Director of Smith Barney
Age:68                                                  Fund Management LLC
                                                        ("SBFM") and Travelers
                                                        Investment Adviser, Inc.
                                                        ("TIA"), The Travelers
                                                        Investment Management
                                                        Company ("TIMCO"),
                                                        Trustee Drew University
                                                        Advisory Director M&T
                                                        Bank

Allan J. Bloostein          Director       Since        President of Allan Bloostein          16          Taubman
27 West 67th Street                        1999         Associates, a consulting                          Centers Inc.
Apt. 5FW                                                firm. Former Director of
New York, NY 10023                                      CVS Corporation
Age: 72

Richard E. Hanson, Jr.      Director       Since        Retired; Former Head of                9              N/A
2751 Vermont Route 140                     1999         the New Atlanta Jewish
Poultney, VT 05760                                      Community High School
Age: 60

CLASS II DIRECTORS

Dr. Paul Hardin             Director       Since        Professor of Law and                  17              N/A
12083 Morehead                             1994         Chancellor Emeritus at
Chapel Hill, NC                                         the University of
27514-8426                                              North Carolina
Age: 70

Roderick C. Rasmussen       Director       Since        Investment Counselor                   9              N/A
9 Cadence Court                            1993
Morristown, NJ 07960
Age: 75

John P. Toolan              Director       Since        Retired                                9          Trustee John
7202 Southeast                             1993                                                           Hancock
Golf Ridge Way                                                                                            Funds
Hobe Sound, Fl 33455
Age: 71

----------
*     Mr. McLendon is an "interested person" as defined in the 1940 Act.
** Directors are elected for a term of three years or until their successors have been duly elected and qualified.

The following table provides information concerning the dollar range of equity securities beneficially owned by each Director and nominee for election as
Director:

                                                                        Aggregate Dollar Range of Equity
                                       Dollar Range Equity             Securities in All Funds Overseen by
Name of Director/Nominee             Securities in the Fund           Director/Nominee and Advised by SBFM
------------------------             ----------------------           ------------------------------------
Lee Abraham                                   None                                    None

Allan J. Bloostein                            None                                Over $100,000

Jane F. Dasher                                None                               $10,001-$50,000

Donald R. Foley                         $50,001-$100,000                          Over $100,000

Richard E. Hanson                             None                                 $1-$10,000

Paul Hardin                                   None                                Over $100,000

Heath B. McLendon*                       $10,001-$50,000                          Over $100,000

Roderick C. Rasmussen                      $1-$10,000                            $10,001-$50,000

John P. Toolan                                None                                Over $100,000

----------
*     Mr. McLendon is an "interested person" as defined in the 1940 Act.

                           Beneficial Ownership Report

      Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission, the American Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that, during fiscal year 2001, all filing requirements applicable to such persons were satisfied.

                      Committees of the Board of Directors

      The Fund has no compensation committee of the Board of Directors, or any committee performing similar functions. The Fund has an administrative and governance committee composed of Lee Abraham, Donald R. Foley, Richard E. Hanson, Jr., and Paul Hardin, which acts as a nominating committee of the Board of Directors. The Fund has an audit and investment performance committee comprised solely of members who are independent. The audit committee is charged with recommending a firm of independent auditors to the Board of Directors and reviewing the Fund's accounting matters as set forth in the committee's charter, which is attached hereto as Appendix A. The Directors of these respective committees are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors").

      Eight meetings of the Board were held between January 1, 2001 and December 31, 2001, four of which were regular meetings. Four administrative and governance committee meetings were held. One Audit Committee meeting was also held. There were no nominating committee meetings held. No incumbent Director attended less than 75% of these meetings.

                                  COMPENSATION

      Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $13,380 were paid to such directors by the Fund Complex during the fiscal year ended on December 31, 2001. Fees for the independent directors, who also serve as board members of certain other funds sponsored by or affiliated with Salomon Smith Barney, are currently set at $60,000 per annum plus a per meeting fee of $2,500, with respect to in-person meetings and $100 for each telephone meeting. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Salomon Smith Barney.

      The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's last fiscal year ended December 31, 2001:

                               Compensation Table

                                                                           Compensation
                                                                             from Fund
                                  Aggregate                                  and Fund               Total
                                Compensation          Pension or              Complex             Number of
                                  from Fund           Retirement         Paid to Directors        Funds for
                               for the Fiscal      Benefits Accrued      for the Calendar      Which Director
                                 Year Ended           as part of            Year Ended          Serves within
Name of Person                    12/31/01        Portfolio Expenses         12/31/01           Fund Complex
--------------                 --------------     ------------------     -----------------     --------------
Lee Abraham                         $ 129                  0                  $ 73,500                 9

Allan J. Bloostein                    191                  0                   117,100                16

Jane F. Dasher                        229                  0                    74,700                 9

Donald R. Foley*                       97                  0                    49,900                 9

Richard E. Hanson, Jr.                129                  0                    73,800                 9

Paul Hardin                           129                  0                   110,800                17

Heath B. McLendon+                      0                  0                         0                74

Roderick C. Rasmussen*                189                  0                    44,200                 9

John P. Toolan*                         0                  0                         0                 0

----------
+ Designates a director who is an "interested person" of the Fund as defined under the 1940 Act.

* Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following amounts of their compensation from the
      Fund: Donald R. Foley: $29, Roderick C. Rasmussen: $20 and John P. Toolan:
      $229, and the following amounts of their total compensation from the Fund
      Complex: Donald R. Foley: $21,600, Roderick C. Rasmussen: $15,000 and John
      P. Toolan: $74,100.

      Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totalled $47.

                             Audit Committee Report

      The purposes of the Fund's Audit Committee are set forth in the Charter included as Appendix A. The purposes include assisting the Board of Directors in its oversight of the Fund's financial reporting process and internal controls, the Fund's financial statements and the selection of the Fund's independent accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews.

      In connection with the audited financial statements as of and for the year ended December 31, 2001 included in the Fund's Annual Report for the year ended December 31, 2001 (the "Annual Report"), at a meeting held on February 20, 2002, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

      In addition, the Audit Committee discussed with the independent accountants the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund, and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, as currently in effect. The Audit Committee also received from the independent accountants the written statement required by Independence Standards Board Statement No. 1, as currently in effect, delineating relationships between the independent accountants and the Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing including auditor independence. Moreover, the Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide any assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

      The Audit Committee also met on February 20, 2002 (to consider and discuss the audit committee charter for the year ended December 31, 2001 with management and the independent accountants).

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report.

                                 Respectfully submitted,


                                 Allan J. Bloostein     Roderick C. Rasmussen
                                 Richard E. Hanson      John P. Toolan

                                Current Officers

      The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                                 Position(s)              Length of          Principal Occupation(s) During
Name, Address and Age          Held with Fund            Time Served                 Past Five Years
---------------------        -------------------        -------------        ------------------------------
Heath B. McLendon           Chairman of the             1995 to date      (see table of directors on page 4)
Salomon Smith Barney        Board, President and
125 Broad Street, 9th Fl    Chief Executive
New York, NY 10004          Officer

Age: 68

Lewis E. Daidone            Senior Vice President       1992 to date      Managing Director of Salomon
Salomon Smith Barney        and Treasurer                                 Smith Barney; Senior Vice President or
125 Broad Street                                                          Executive Vice President and Treasurer
New York, NY 10004                                                        of 73 investment companies associated
Age: 44                                                                   with Citigroup; Director and Senior Vice
                                                                          President of the Manager and TIA.

Peter M. Coffey             Vice President              1992 to date      Managing Director of Salomon Smith
Salomon Smith Barney                                                      Barney and investment officer of certain
333 West 34th Street                                                      other investment companies associated
New York, NY 10001                                                        with Citigroup.
Age: 57

Christina T. Sydor          Secretary                   1992 to date      Managing Director of Salomon Smith
Salomon Smith Barney                                                      Barney; Secretary of 57 investment
300 First Stanford Place                                                  companies associated with Citigroup;
Stamford, CT 06902                                                        Secretary and General Counsel of the
Age: 51                                                                   Manager and TIA.

Paul Brook                  Controller                  1998 to date      Director of Salomon Smith Barney and
Salomon Smith Barney                                                      Controller or Assistant Treasurer of 39
125 Broad Street                                                          investment companies associated with
New York, NY 10004                                                        Citigroup; Prior to 1998, Managing
Age: 48                                                                   Director of AMT Capital Services Inc.; Prior
                                                                          to 1997, Partner with Ernst & Young LLP.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                           Disclosure of Auditor Fees

      Audit Fees. Audit fees billed by the Fund to KPMG LLP ("KPMG") in connection with the Fund's annual audit for the year ended December 31, 2001 was $14,000.

      Financial Information Systems Design and Implementation. KPMG was not engaged by the Fund, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Fund, to provide financial information systems design or implementation services.

      All other Fees. The aggregate fees billed for non-audit services by KPMG and paid by the Fund, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Fund was $5,300 (tax compliance services).

                       SUBMISSION OF STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at its 2003 Annual Meeting of Stockholders of the Fund must be received by December 25, 2002 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2003 Annual Meeting of Stockholders will be held in April of 2003. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the Annual Meeting of Stockholders for 2003 will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by March 10, 2003, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                                  OTHER MATTERS

      The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                         By Order of the Board of Directors,


                                         Christina T. Sydor
                                         Secretary

March 18, 2002


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      Appendix A

                                     FORM OF
                                CLOSED END FUNDS
                             AUDIT COMMITTEE CHARTER
                          INTERMEDIATE MUNI FUND, INC.

      I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the American Stock Exchange, Inc. as such requirements are interpreted by the Board of Directors in its business judgment.

      II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

            1. in its oversight of the Company's accounting and financial reporting principles, policies and controls, and audit processes;

            2. in its oversight of the Company's financial statements and the independent audit thereof;

            3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors; and

            4. in evaluating the independence of the outside auditors.

      The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statement in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including the issue of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management of the Company or of Smith Barney Fund

Management LLC ("SBFM") as to any information technology, internal audit and other non-audit services provided by the outside auditors of the Company to the Company, SBFM and any entity controlling, controlled by or under common control with SBFM that provides services to the Company ("SBFM Affiliates").

      The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors.

      The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence") which, in the auditor's professional judgement may be reasonably thought to bear on independence, addressing each non-audit service provided to the Company, SBFM and the SBFM Affiliate and at least the matters set forth in Independence Standards Board No.
1. The Statement as to Independence shall also identify any audit, tax or consulting services to the custodian, or other service providers to the Company, and to other investment companies advised by the Company's investment adviser or administered by the Company's administrator, as the Audit Committee and the outside auditors may agree. These professional services may include those relating to the services provided by such service providers to the Company or any other services that the outside auditors or the Committee believe may bear on the outside auditor independence with respect to the Company. The Audit Committee acknowledges that the disclosure of such services provided by the outside auditors may be limited by the Code of Professional Conduct of the American Institute of Certified Public Accountants.

      The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's financial statements; (ii) information technology consulting services provided to the Company, SBFM, and the SBFM Affiliates for the most recent fiscal year, in the aggregate and, (iii) all other services provided to the Company, SBFM, and the SBFM Affiliates by the outside auditors for the most recent fiscal year, in the aggregate.

      III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

      IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

            1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

            2. to review the fees charged by the outside auditors for audit and non-audit services;

            3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

            4. If applicable, to consider whether the outside auditors' provision to the Company, SBFM Affiliates of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services is compatible with maintaining the independence of the outside auditors; and

            5. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

            6. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

            7. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section
      380), as may be modified or supplemented, including reports and communications related to:

            o deficiencies noted in the audit in the design or operation of internal controls;

            o     consideration of fraud in a financial statement audit;

            o     detection of illegal acts;

            o the outside auditors' responsibility under generally accepted auditing standards;

            o     significant accounting policies;

            o     management judgments and accounting estimates;

            o     adjustments arising from the audit;

            o the responsibility of the outside auditors for other information in documents containing audited financial statements;

            o     disagreements with management;

            o     consultation by management with other accountants;

            o major issues discussed with management prior to retention of the outside auditors;

            o difficulties encountered with management in performing the audit;

            o the outside auditors' judgments about the quality of the entity's accounting principles; and

            o reviews of interim financial information conducted by the outside auditors; (not applicable) and

            8. with respect to reporting and recommendations, to discuss with the Company's General Counsel any significant legal matters may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies;

            9. to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

            10. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

            11. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

      V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                     PROXY

                          INTERMEDIATE MUNI FUND, INC.

                                125 Broad Street
                            New York, New York 10004

    This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T. SYDOR and GORDON
E. SWARTZ,and each of them acting in absence of the other, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of Intermediate Muni Fund, Inc. held of record by the undersigned on March 6, 2002 at a Meeting of Shareholders to be held on April 24, 2002 or any adjournment thereof.


-----------                                                        -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                               SIDE
-----------                                                        -----------

--------------------------------------------------------------------------------

      Please mark
|X|   votes as in
      this example.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each nominee for director.

The Board of Directors recommends a vote "FOR" the following proposal:

1.    ELECTION OF DIRECTORS:

      Nominees: (01) Lee Abraham, (02) Jane F. Dasher and
                (03) Donald R. Foley

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                   FOR                            WITHHELD
                   ALL     |_|                    FROM ALL    |_|
                 NOMINEES                         NOMINEES


|_| --------------------------------------
    For all nominees except as noted above

|_| MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that shareholder's vote binds both shareholders. When signing as attorney, executor, administrator, agent, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by a President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:_______________ Date:________ Signature:________________ Date:________